                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Joseph V.  Roberts,  Chief  Executive  Officer  of  Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the quarter  ended March 31, 2006 of the
Company (the "Report") fully complies with the requirements of section 13 (a) or
15 (d) of the Securities Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                        /s/ Joseph V. Roberts
                                                        ------------------------
                                                        Joseph V. Roberts
                                                        Chief Executive Officer

May 15, 2006